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EXHIBIT 10.43

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          MINISTRY OF DEFENSE                 ADMINISTRATION OF ACQUISITIONS
               AIR FORCE
[Coat of Arms]

         LOGISTIC SUPPORT COMMAND                         SENAC
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 S/Rf.       No.       Date                                     N/Rf.     No.

                    Document File 984903 0111200000/00013172            4121
-------    ------  --------------                              ------  -----




Contract No.: 984903

"ACQUISITION OF TELEMETRY SYSTEM"

RE.: CONFIRMATION OF APPOINTMENT OF CONTRACT OVERSEER



       I hereby inform you that the Contracting Agency has designated Lieutenant Colonel Mr. Ignacio Ruiz de Castaneda y de la Llave, appointed at CLAEX, Overseer to the above-referenced contract.


              Madrid, November 12, 1998 THE COLONEL IN CHIEF OF THE SECTION


              [illegible signature/rubber stamp of the Administration of Acquisitions]


              - Jose Velasco Sales -




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MICRODYNE COMMUNICATION TECHNOLOGIES, INC

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          MINISTRY OF DEFENSE                   ADMINISTRATION OF ACQUISITIONS
               AIR FORCE
[Coat of Arms]

         LOGISTIC SUPPORT COMMAND                             SENAC
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 S/Rf.        No.      Date                       N/Rf.

No.                            Document File 984903 0111200000/00013171     4120
   -------   ------   -------                                    --------- -----




As an addendum to our writing number ---- dated 08.10.98, signed by both parties, enclosed is a copy of the Contract concerning the above-referenced Document File.

              Madrid, November 12, 1998
              THE COLONEL IN CHIEF OF THE SECTION

              [illegible signature/rubber stamp of the Administration of Acquisitions]

              - Jose Velasco Sales -







MICRODYNE COMMUNICATION TECHNOLOGIES, INC

35/98

MINISTRY OF DEFENSE                           AIR FORCE
                               LOGISTIC SUPPORT COMMAND




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MICRODYNE CORPORATION                           1998 ANNUAL REPORT ON FORM 10-K
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                            DOCUMENT FILE No. 984.903

At MADRID, This 30 Day of October, 1998


                                    ASSEMBLED

For one party, Excmo. Sr. General D. JOSE ANTONIO MINGOT GARCIA, in his capacity as General in Chief of the Logistic Support Command, acting on behalf and in representation of the Ministry of Defense, by virtue of the faculties conferred him by Section first, 2 of Order 9/1996, of January 17 1996 (B.O.E. No. 21 of January 24, 1996).

For the other party, MR. ROSENDO JOSE LEON, with Passport number 033809566, issued in LOS ANGELES (California) on October 20, 1998, acting on behalf and in representation of company MICRODYNE COMMUNICATION TECHNOLOGIES, INC, as VICE PRESIDENT of the same, according to the power of attorney granted him before JANE D. DEVINE, NOTARY PUBLIC FOR THE STATE OF FLORIDA, on October 20, 1998,
under Commission Number ....., and whose permanent address is 491 OAK ROAD,
OCALA, FL 34472, USA.

Both parties recognize each other's competence and capacity to conclude this contract, and state:

                           ADMINISTRATIVE ANTECEDENTS

FIRST: The Order to Proceed which prompted the acquisition document file was given by the State Secretary of Defense on May 5, 1998.

SECOND: The certificate of credit availability backing the execution of this purchase was issued by (Logistic Support Command) MALOG's Chief of Accounting on May 4, 1998, to be charged to the accounts indicated below:


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MICRODYNE CORPORATION                           1998 ANNUAL REPORT ON FORM 10-K
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14 21 213A N 650 (Budget corresponding to 1998) for the amount of 25,000,000.-
Pesetas.



Certificate of Commitment number 020288, of date May 04, 1998, issued by the Chief of Accounting of (Logistic Support Command) MALOG's Economic Administration Section, to be charged to budgetary application 14 21 213A N 650, for the amount of 200,000,000.- Pesetas (year 1999), 325,000,000.- Pesetas (year
2000).

Total amount of credit: 550,000,000.- Pesetas.

THIRD: Oversight of the costs incurred in connection with this contract was performed by the Logistic Support Command's Comptroller on June 15, 1998, resulting in a favorable report.

FOURTH: The signing of this contract and its final awarding to company MICRODYNE COMMUNICATION TECHNOLOGIES, INC were accorded through respective administrative resolutions, entered in contract file number 984.983 of MALOG (Logistic Support Command).

FIFTH: Notification of the awarding to the contractor was carried out on October 8, 1998.


                                CONTRACT CLAUSES

FIRST: The object of this contract is the "ACQUISITION OF A TELEMETRY SYSTEM" for the total amount of 550,000,000.- Pesetas (FIVE HUNDRED FIFTY MILLION).

SECOND: The contractor, MR. ROSENDO JOSE LEON (MICRODYNE COMMUNICATION TECHNOLOGIES, INC) undertakes to deliver to the Ministry of Defense the agreed items, in accordance with the technical specifications and the particular administrative clauses governing the agreement by which




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MICRODYNE CORPORATION                           1998 ANNUAL REPORT ON FORM 10-K
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this contract was awarded, and declares that he knows and accepts both the administrative clauses as well as the technical specifications, which are to all effects considered part of this contract.

THIRD: The exact amount the Ministry of Defense undertakes to pay the contractor is 550,000,000.- Pesetas (FIVE HUNDRED FIFTY MILLION). Payment will be made in the manner agreed once the Ministry of Defense has received the item or items in compliance.

FOURTH: The final deadline for the execution [of the contract] is 10/30/2000. The closing date for the delivery of the goods is October 30, 2000, according to the following schedule:

SEE CLAUSE 17 OF THE ADMINISTRATIVE CLAUSES.

FIFTH: The contractor has the right to receive payment for the supplies actually delivered to the Ministry of Defense under the conditions set forth in the specific administrative clauses.

The Administration is obligated to make the payments within two months following the issuance of the work certificates or the corresponding documents accrediting the final or partial execution of the contract.

The certificates issued for the reception of the items and compliance will constitute the basis or proof for the contractor to receive payment. These certificates must not be withheld for causes other than the payment of wages concerning the contract or the social responsibilities derived from it.

SIXTH: The warranty period will be of one 1 YEAR following the date of reception and compliance, according to the provisions of Clause 12 of the PPT.

SEVENTH: In order to comply with the obligations of this contract, a definitive guarantee has been placed in favor of the Administration, equivalent to 4 per 100 of the budget, for the amount of 22,000,000.- Pesetas




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MICRODYNE CORPORATION                           1998 ANNUAL REPORT ON FORM 10-K
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to the order of the General in Chief of the Logistic Support Command, as shown by the accrediting stub carried and issued under number 756472 of October 23, 1998.

EIGHTH: The contractor states his agreement with the technical conditions and specific administrative clauses governing this contract by signing a copy of these, which are incorporated to the document file, and agrees to abide, beyond the provisions of this contract, by the precepts of the Law for Contracts of Public Administrations, and, at large, all other effective regulations for business contracts applicable to this contract.

And for the fulfillment of all of its parts, in good faith, three copies are signed by the representative of the State and the contractor at the place and as of the date indicated.

    FOR THE MINISTRY OF DEFENSE            THE CONTRACTOR
THE COMMANDER IN CHIEF OF THE LOGISTIC SUPPORT COMMAND    [illegible signature]

Delegated Powers O.M. 9/1996
of 17-01 BOE No. 21 of 01-24-96

[illegible signature]

/s/-JOSE A. MINGOT GARCIA-




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